UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 2)

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☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

BBIF Government Securities Fund

BBIF Money Fund

BBIF Tax-Exempt Fund

BBIF Treasury Fund

BIF Government Securities Fund

BIF Money Fund

BIF Multi-State Municipal Series Trust

BIF Tax-Exempt Fund

BIF Treasury Fund

BlackRock Emerging Markets Fund, Inc.

BlackRock Financial Institutions Series Trust

BlackRock Funds

BlackRock Funds III

BlackRock Index Funds, Inc.

BlackRock Large Cap Series Funds, Inc.

BlackRock Latin America Fund, Inc.

BlackRock Liquidity Funds

BlackRock Master LLC

BlackRock Pacific Fund, Inc.

BlackRock Series, Inc.

Funds For Institutions Series

Master Government Securities LLC

Master Institutional Money Market LLC

Master Investment Portfolio

Master Large Cap Series LLC

Master Money LLC

Master Tax-Exempt LLC

Master Treasury LLC

Quantitative Master Series LLC

Ready Assets Prime Money Fund

Ready Assets U.S.A. Government Money Fund

Ready Assets U.S. Treasury Money Fund

Retirement Series Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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EXPLANATORY NOTE

This Amendment No. 2 to Schedule 14A (this “Amendment No. 2”) is being filed to amend the definitive proxy statement (as amended by Amendment No. 1 filed with the Securities and Exchange Commission on December 24, 2015, the “Proxy Statement”) of the Registrants listed below relating to the joint special meeting of shareholders to be held on February 8, 2016, which was filed with the Securities and Exchange Commission on December 23, 2015, in order to clarify that all fees included under “Tax Fees” in Appendix I of the Proxy Statement relate solely to services provided for tax compliance and/or tax preparation.

MODIFICATIONS TO PROXY STATEMENT

The Proxy Statement of the Registrants listed below relating to the joint special meeting of shareholders to be held on February 8, 2016 is amended as set forth below to clarify that all fees included under “Tax Fees” in Appendix I of the Proxy Statement relate solely to services provided for tax compliance and/or tax preparation.

Registrants

BBIF Government Securities Fund

BBIF Money Fund

BBIF Tax-Exempt Fund

BBIF Treasury Fund

BIF Government Securities Fund

BIF Money Fund

BIF Multi-State Municipal Series Trust

BIF Tax-Exempt Fund

BIF Treasury Fund

BlackRock Emerging Markets Fund, Inc.

BlackRock Financial Institutions Series Trust

BlackRock Funds

BlackRock Funds III

BlackRock Index Funds, Inc.

BlackRock Large Cap Series Funds, Inc.

BlackRock Latin America Fund, Inc.

BlackRock Liquidity Funds

BlackRock Master LLC

BlackRock Pacific Fund, Inc.

BlackRock Series, Inc.

Funds For Institutions Series

Master Government Securities LLC

Master Institutional Money Market LLC

Master Investment Portfolio

Master Large Cap Series LLC

Master Money LLC

Master Tax-Exempt LLC

Master Treasury LLC

Quantitative Master Series LLC

Ready Assets Prime Money Fund

Ready Assets U.S.A. Government Money Fund

Ready Assets U.S. Treasury Money Fund

Retirement Series Trust

1.	Paragraph (c) under “Independent Registered Public Accounting Firm” on page 24 of the Proxy Statement is hereby amended to read as follow:

“(c) Tax Fees – fees associated with tax compliance and/or tax preparation, tax advice and tax planning, as applicable, including services relating to tax preparation, such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews and tax distribution and analysis reviews. All of the fees included under “Tax Fees” in Appendix I relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relate to tax advice, tax planning or tax consulting.”

2.

The column heading “Tax Fees” in the table beginning on page I-9 and ending on page I-13 of Appendix I of the Proxy Statement is hereby amended to add a footnote notation immediately after the reference to “Tax Fees” as follows: “*”, and a footnote is hereby added immediately above existing footnote 1 on page I-13 as follows:

“* All Tax Fees consist solely of fees relating to services provided for tax compliance and/or tax preparation.”

3.

The column heading “Tax Fees” in the table beginning on page I-19 and ending on page I-33 of Appendix I of the Proxy Statement is hereby amended to add a footnote notation immediately after the reference to “Tax Fees” as follows: “***”, and a footnote is hereby added immediately below footnote “**” on page I-33 as follows:

“*** All Tax Fees consist solely of fees relating to services provided for tax compliance and/or tax preparation.”

Except as specifically set forth herein, this Amendment No. 2 does not modify any other disclosures presented in the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials

for the Joint Special meeting of Shareholders to be held on February 8, 2016.

This Amendment No. 2, the Notice of Joint Special Meeting of Shareholders, the Proxy Statement and a form of proxy are available at https://www.proxy-direct.com/blk-27301. The Proxy Statement and annual and semi-annual reports of each Fund are available by calling, toll-free, 866-963-6126.